UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K


                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  September 14, 2006

                         Rapid Link, Incorporated
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


          Delaware                     0-22636                 75-2461665
 ----------------------------        ------------         -------------------
 (State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation              File Number)         Identification No.)


                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
       ------------------------------------------------------------
       (Address of principal executive offices, including Zip Code)


     Registrant's telephone number, including area code (310) 566-1700


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          Forward Looking Statements

 This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

 Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed herein.


 Item 1.01  Entry into or Modification of a Material Definitive Agreement.

 Amendment to the 10% Convertible Debenture and Related Documents

       On September 14, 2006, Rapid Link, Incorporated ("Rapid" or "Registrant") entered into an agreement to amend the promissory note dated October 25, 2001 issued by Rapid to John Jenkins (JENKINS) in the original principal amount of $1,745,957 ("Primary Note"). The notes, warrants and other documents ancillary to the note have been amended as follows:

      1. Amendment to Initial terms of Note. The first sentence of the Original Note, is hereby amended to read in its entirety as follows:

           "Dial-Thru International Corporation, a Delaware corporation (together with its successors, the "Company"), for value received hereby promises to pay John Jenkins, (the "Holder") and registered assigns, the principal sum of $1,901,688 or, if less, the principal amount of this Note then outstanding, on February 28, 2008 (the "Maturity Date") by wire transfer of immediately available funds to the holder in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, which shall begin to accrue on the date of this Note, quarterly in arrears, on (i) the last day of March, June, September and December of each year until the Maturity Date, commencing December 31, 2006 (unless such day is not a Business Day, in which event on the next succeeding Business Day, in which event on the next succeeding Business Day) (each an "interest Payment Date"), (ii) the Maturity Date, (iii) each Conversion Date, as hereafter defined, and (iv) the date the principal amount of this Note shall automatically become due and payable, on the principal sum hereof outstanding in like coin or currency, at the rates per annum set forth below, from the most interest Payment Date for which interest has been paid on this Note, or if no interest has been paid on this Note, from the date of this Note until payment in full of the principal sum hereof has been made.


 Amendment to the GCFG $1,250,000 Convertible Debenture and $400,000 Convertible Debenture and Related Documents

       On September 14, 2006, Rapid Link, Incorporated ("Rapid" or "Registrant") entered into an agreement to amend the promissory note dated November 8, 2002 issued by Rapid to Global Capital Funding Group, L.P.
 (GCFG) in the original principal amount of $1,250,000 ("Primary Note") and that certain Secured Promissory Note dated as of June 1, 2005 issued to GCFG in the principal amount of $400,000 ("Secondary Note") and warrants granted in connection with the notes. The notes, warrants and other documents ancillary to the note have been amended as follows:

      1. Amendment of the Primary Note and Secondary Note. The Primary
 Note, and Secondary Note shall be amended and restated as follows: (a) the conversion price of the common stock of Rapid shall not be lower than $0.10 per share and not to exceed $0.25 per share, (b) Rapid shall have the option to repay in full the principal and accrued interest on either or both the Primary Note and the Secondary Note at a discount of 20% up to December 1, 2006; thereafter the discount shall decrease to 15% up to March 1, 2007; thereafter the discount shall decrease to 10% up to June 1, 2007; thereafter the discount shall decrease to 0% and be of no further effect.

      2. Amendment of Warrants. In connection with the agreement by GCFG to accept the discounted repayments set forth herein, Rapid shall re-price all Warrants presently held by GCFG to an exercise price of $0.05 per share and extend the maturity of said Warrants to June 1, 2010. GCFG may not sell the common shares underlying the Warrants before August 31, 2007.

      3. Additional Waivers. In furtherance of this amendment, GCFG shall waive any and all (a) breaches, violations and Events of Default by Rapid arising prior to the date hereof under or pursuant to the Securities Purchase Agreement and (b), all damages, costs, fees and expenses arising directly or indirectly from such breaches, violations and defaults that may be due and owing by Rapid under the Securities Purchase Agreement. In the interest of clarity, GCFG and Rapid agree that all existing breaches, violations and Events of Default under or pursuant to the Securities Purchase Agreement for any action or failure to act by Rapid that remain uncured on the Effective Date are, and will continue to be, waived by GCFG on and after such date. In that regard, Rapid shall remain subject to the terms and conditions of the Securities Purchase Agreement following the Effective Date and shall otherwise be liable for any and all breaches or violations of the terms thereof after the Effective Date; provided further that, in the interest of clarity, GCFG has not declared any Event of Default under any of the Transaction Documents as of the Effective Date.


      Amendment to the November 2004 GCASIF $550,000 Convertible Debenture and Related Documents

       On September 14, 2006 Rapid entered into an agreement to amend the note issued by Rapid to GCA Strategic Investment Fund Limited, a Bermuda corporation ("GCASIF")in the original principal amount of $550,000, dated November 8, 2004 and warrants granted in connection with the notes. The note, warrants and other agreements ancillary to the note have been amended as follows:

      1. Amendment of the Note. The Note shall be amended and restated as follows: (a) the Note shall be amended such that the Maturity Date shall be changed to November 1, 2007; (b) the conversion price of the common stock of Rapid shall not be lower than $0.10 per share and not to exceed $0.25 per share; and (c) Rapid shall have the option to repay in full the principal and accrued interest on the Note at a discount of 20% up to December 1, 2006; thereafter the discount shall decrease to 15% up to March 1, 2007; thereafter the discount shall decrease to 10% up to June 1, 2007; thereafter the discount shall decrease to 0% and be of no further effect.

      2. Amendment of Warrants. In connection with the agreement by GCASIF to accept the discounted repayments set forth herein, Rapid shall re-price all Warrants presently held by GCASIF to an exercise price of $0.05 per share and extend the maturity of said Warrants to June 1, 2010. GCASIF will not sell the common shares underlying the Warrants will not be sold before August 31, 2007.

      3. Additional Waivers. In furtherance of this amendment, GCASIF shall waive any and all (a) breaches, violations and Events of Default by Rapid arising prior to the date hereof under or pursuant to the Securities Purchase Agreement, and (b), all damages, costs, fees and expenses arising directly or indirectly from such breaches, violations and defaults that may be due and owing by Rapid under the Securities Purchase Agreement. In the interest of clarity, the parties to this Amendment agree that all existing breaches, violations and Events of Default under or pursuant to the Securities Purchase Agreement for any action or failure to act by Rapid that remain uncured on the Effective Date are, and will continue to be, waived by GCASIF on and after such date. In that regard, Rapid shall remain subject to the terms and conditions of the Securities Purchase Agreement following the Effective Date and shall otherwise be liable for any and all breaches or violations of the terms thereof after the Effective Date; provided further that, in the interest of clarity, GCASIF has not declared any Event of Default under any of the Transaction Documents as of the Effective Date.


       Amendment to the January 2002 GCASIF $550,000 Convertible Debenture and Related Documents

       On September 14, 2006 Rapid entered into an agreement to amend the note dated January 28th, 2002 issued to GCA Strategic Investment Fund Limited, a Bermuda corporation ("GCASIF"), by Rapid in the original principal amount of $550,000 and warrants granted in connection with the notes. The note, warrant and other documents to the note, have been amended as follows:

      1. Amendment of the Note. The Note shall be amended and restated as follows: (a) the Note shall be amended such that the Maturity Date shall be changed to November 1, 2007; (b) the conversion price of the common stock of Rapid shall not be lower than $0.10 per share and not to exceed $0.25 per share; and (c) Rapid shall have the option to repay in full the principal and accrued interest on the Note at a discount of 20% up to December 1, 2006; thereafter the discount shall decrease to 15% up to March 1, 2007; thereafter the discount shall decrease to 10% up to June 1, 2007; thereafter the discount shall decrease to 0% and be of no further effect.

      2. Amendment of Warrants. In connection with the agreement by GCASIF to accept the discounted repayments set forth herein, Rapid shall re-price all Warrants presently held by GCASIF to an exercise price of $0.05 per share and extend the maturity of said Warrants to June 1, 2010. The common shares underlying the Warrants will not be sold before August 31, 2007.

      3. Additional Waivers. In furtherance of this amendment, GCASIF shall waive any and all (a) breaches, violations and Events of Default by Rapid arising prior to the date hereof under or pursuant to the Securities Purchase Agreement and (b), all damages, costs, fees and expenses arising directly or indirectly from such breaches, violations and defaults that may be due and owing by Rapid under the Securities Purchase Agreement. In the interest of clarity, the parties to this Amendment agree that all existing breaches, violations and Events of Default under or pursuant to the Securities Purchase Agreement for any action or failure to act by Rapid that remain uncured on the Effective Date are, and will continue to be, waived by GCASIF on and after such date. In that regard, Rapid shall remain subject to the terms and conditions of the Securities Purchase Agreement following the Effective Date and shall otherwise be liable for any and all breaches or violations of the terms thereof after the Effective Date; provided further that, in the interest of clarity, GCASIF has not declared any Event of Default under any of the Transaction Documents as of the Effective Date.

 A copy of the press release is attached hereto as Exhibit 99.1 and the information contained in the press release is incorporated in the Item 1.01 by reference.


 Item 9.01  Financial Statement and Exhibits.

 a) Financial Statement.  Not applicable

 b) Pro forma Financial Statement.  Not applicable.

 c) Exhibits

 Exhibit Number    Description
 --------------    ----------------------------------------------------------
     10.1          Allonge Number 5 to the 10% Convertible Note of Dial-Thru
                   International Corporation
     10.2          Amendment Number 2 to Securities Purchase Agreement, dated
                   July 24, 2003 between Rapid Link and GCA Strategic
                   Investment Fund Limited
     10.3          Amendment Number 2 to Securities Purchase Agreement, dated
                   November 8, 2002 between Rapid Link and Global Capital
                   Funding Group, L.P.
     10.4          Amendment Number 2 to Securities Purchase Agreement, dated
                   January 28, 2002 between Rapid Link and GCA Strategic
                   Investment Fund Limited
     10.5          Amendment Number 3 to the 6% Convertible Debenture, dated
                   January 3, 2004 between Rapid Link and GCA Strategic
                   Investment Fund Limited
     10.6          Amendment Number 4 to the 6% Convertible Debenture, dated
                   January 28, 2002 between Rapid Link and GCA Strategic
                   Investment Fund Limited
     10.7          Amendment to 10% Secured Promissory note due February 28,
                   2008
     10.8          Amendment to Secured Promissory Note due March 30, 2007
     99.1          Press release dated September 19, 2006



                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Rapid Link, Incorporated


 Date:  September 20, 2006    By: /s/ John Jenkins
                                  -----------------------------------------
                                  John Jenkins
                                  Chief Executive Officer